Exhibit 99.2

Supplemental Operating and Financial Data

Second Quarter and Six Months Ended June 30, 2010

Entertainment Properties Trust

Supplemental Operating and Financial Data

Second Quarter and Six Months Ended June 30, 2010

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

With the exception of historical information, certain information contained or incorporated by reference herein constitutes forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements may refer to our financial condition, results of operations, plans, objectives, acquisition or disposition of properties, future expenditures for development projects, capital resources, future financial performance and business. Forward-looking statements are not guarantees of performance. They involve numerous risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. In addition, references to our budgeted amounts are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Risk Factors” in our most recent annual report on Form 10-K and, to the extent applicable, in our quarterly reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date indicated herein or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

DEFINITIONS

See pages 30 and 31 for definitions of certain non-GAAP financial measures used in this document.

Entertainment Properties Trust

Company Profile

The Company

Entertainment Properties Trust (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997. Since that time the Company has grown into one of the pre-eminent owners of entertainment-based real estate.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share through the acquisition, development and financing of high-quality properties which meet our Five Star Investment Strategy. As a part of our growth strategies, we will consider acquiring or developing additional megaplex theatre properties, and acquiring or developing entertainment, entertainment-related, recreational or specialty properties. We will also consider acquiring or developing additional entertainment retail centers. We may also pursue opportunities to provide mortgage financing for these same property types in certain situations. In executing our growth strategies, we will employ moderate leverage. We have historically paid out approximately 75% of our FFO in the form of quarterly dividends. This allows investors to realize a portion of their returns on a current basis.

Five Star Investment Strategy

Our investments are evaluated against the following five criteria:

Inflection Opportunity: A generational renewal or restructuring change in an industry’s properties that creates an opportunity for insightful capital.

Enduring Value: Investment in real estate devoted to and improving upon long-lived activities.

Excellent Execution: Premium locations and investment executions that lead to market-dominant performance and create credit beyond the particular tenant.

Attractive Economics: Accretive initial returns along with growth in yield over the life of our investments in categories of meaningful size.

Advantageous Position: Sustainable competitive advantages based on knowledge, relationships or access to key investment elements.

Entertainment Properties Trust

Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Vice President and Chief Financial Officer	Vice President and Chief Investment Officer

Mike Hirons
Vice President, Finance

Company Information

Corporate Headquarters	Trading Symbols
30 West Pershing Road, Suite 201	Common Stock:
Kansas City, MO 64108	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrB
EPR-PrC
Stock Exchange Listing	EPR-PrD
New York Stock Exchange	EPR-PrE

Equity Research Coverage

J.P. Morgan	Anthony Palone	212-622-6682
RBC Capital Markets	Richard Moore	440-715-2646
Citi Global Markets	Michael Bilerman/Gregory Schweitzer	212-816-4471
Keybanc Capital Markets	Jordan Sadler	917-368-2280
FBR Capital Markets & Co.	Gabe Poggi	703-469-1141
BMO Capital Markets	Paul Adornato	212-885-4170
Kansas City Capital	Johnathan Braatz	816-932-8019
Janney Montgomery Scott	Andrew DiZio	215-665-6439

Entertainment Properties Trust is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding Entertainment Properties Trust’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of Entertainment Properties Trust or its management. Entertainment Properties Trust does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Entertainment Properties Trust

Selected Financial Information

(Unaudited, dollars and shares in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Operating Information
Revenue from continuing operations	$77,561	$63,719	$150,444	$127,177
Net income available to common shareholders of Entertainment Properties Trust	8,036	20,152	30,560	37,930
Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)	63,664	53,890	115,711	107,118
Adjusted EBITDA (1)	63,775	53,927	124,046	107,234
Interest expense, net	18,726	15,739	36,229	31,451
Recurring principal payments	6,534	6,160	13,287	12,284
Capitalized interest	92	208	175	434
Straight-lined rental revenue	469	584	815	1,145
Dividends declared on preferred shares	7,552	7,552	15,103	15,103
Dividends declared on common shares	30,222	22,732	58,097	45,448
General and administrative expense	4,633	4,239	9,722	8,285

	June 30,
	2010	2009
Balance Sheet Information
Total assets	2,910,654	2,641,577
Total assets before depreciation	3,183,940	2,877,049
Unencumbered real estate assets (2)
Number	103	29
Gross book value	1,496,711	264,062
Annualized stabilized NOI	148,772	23,892
Total debt	1,208,567	1,225,356
Equity	1,617,917	1,345,979
Common shares outstanding	46,496	34,947
Total market capitalization (using EOP closing price)	3,394,917	2,361,524
Debt/total assets	42%	46%
Debt/total market capitalization	36%	52%
Debt/total assets (undepreciated)	38%	43%
Debt/Adjusted EBITDA (3)	4.74	5.68

(1)	See pages 30 and 31 for definitions.
(2)	Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(3)	Adjusted EBITDA is for the quarter annualized. See pages 30 and 31 for definitions.

Entertainment Properties Trust

Selected Balance Sheet Information

(Unaudited, dollars in thousands)

	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
Assets
Rental properties:
Megaplex theatres and other retail	$2,069,652	$2,087,909	$1,883,386	$1,756,539	$1,763,964	$1,735,162
Other	221,676	229,894	229,881	217,022	216,508	215,765
Less: accumulated depreciation	(273,286)	(272,993)	(258,638)	(247,425)	(235,472)	(223,503)
Land held for development	184,457	4,457	4,457	4,457	4,457	4,457
Property under development	7,779	9,162	8,272	16,118	18,390	22,867
Mortgage notes receivable (1)
Waterpark	168,545	165,452	163,298	163,298	162,613	144,915
Concord	—	133,119	133,119	133,119	133,119	133,119
Toronto Dundas Square Project	—	—	90,882	86,878	108,914	100,551
Metropolitan ski areas	136,410	136,409	135,581	134,774	133,986	133,217
Other	—	—	—	—	—	3,653
Investment in a direct financing lease, net	216,419	215,196	169,850	168,884	167,945	167,003
Investment in joint ventures	19,423	4,356	4,080	2,435	2,457	2,482
Cash and cash equivalents	20,144	21,029	23,138	11,196	16,202	13,504
Restricted cash	16,351	10,770	12,857	15,902	14,551	8,327
Accounts receivable, net	37,195	37,391	33,289	31,714	30,190	32,848
Notes receivable (1)	5,159	7,247	7,898	12,395	43,124	44,396
Other assets and intangible assets, net	80,730	73,107	39,382	46,231	60,629	63,335

Total Assets	$2,910,654	$2,862,505	$2,680,732	$2,553,537	$2,641,577	$2,602,098

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	37,190	$48,375	$28,411	$28,608	$27,122	$27,684
Common dividends payable	30,222	27,875	27,880	23,748	22,732	22,716
Preferred dividends payable	7,552	7,552	7,552	7,552	7,552	7,552
Unearned rents and interest	9,206	5,087	7,509	12,277	12,836	6,333
Line of credit	153,500	107,000	35,000	73,000	116,000	93,000
Long-term debt	1,055,067	1,201,623	1,106,423	1,111,139	1,109,356	1,108,117

Total Liabilities	1,292,737	1,397,512	1,212,775	1,256,324	1,295,598	1,265,402
Equity:
Common stock and additional paid in capital	1,781,104	1,637,040	1,633,554	1,440,437	1,389,520	1,387,926
Preferred stock at par value	167	167	167	167	167	167
Treasury stock	(36,812)	(36,804)	(29,968)	(27,698)	(27,698)	(27,559)
Loans to shareholders	(281)	(281)	(1,925)	(1,925)	(1,925)	(1,925)
Accumulated other comprehensive income (loss)	21,188	24,027	18,961	16,985	9,951	(2,202)
Distributions in excess of net income	(175,463)	(153,278)	(147,927)	(126,760)	(36,170)	(33,593)

Entertainment Properties Trust shareholders’ equity	1,589,903	1,470,871	1,472,862	1,301,206	1,333,845	1,322,814

Noncontrolling interests	28,014	(5,878)	(4,905)	(3,993)	12,134	13,882
Total Equity	1,617,917	1,464,993	1,467,957	1,297,213	1,345,979	1,336,696

Total Liabilities and equity	$2,910,654	$2,862,505	$2,680,732	$2,553,537	$2,641,577	$2,602,098

(1)	Includes related accrued interest receivable and is net of loan loss reserves.

Entertainment Properties Trust

Selected Operating Data

(Unaudited, dollars in thousands)

	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
Rental revenue and tenant reimbursements:
Theatres	$46,443	$44,629	$40,734	$40,116	$39,449	$39,191
Other retail	13,927	10,973	9,165	8,952	8,171	8,503
Vineyards and wineries	3,818	4,138	4,194	3,898	3,837	3,795
Metropolitan ski areas	315	315	312	311	310	312
Mortgage and other financing income:
Public charter schools (1)	6,567	6,208	5,203	5,293	5,031	5,003
Metropolitan ski areas	3,398	3,358	3,338	3,317	3,298	3,280
Waterpark	2,902	2,850	2,824	2,794	1,497	1,363
Concord	—	—	—	—	—	—
Toronto Dundas Square Project	—	—	—	—	—	—
Other	146	176	242	246	1,398	872
Other income	45	236	581	441	728	1,140

Total revenue	$77,561	$72,883	$66,593	$65,368	$63,719	$63,459
Property operating expense	9,010	7,186	6,438	5,449	4,699	5,487
Other expense	143	337	437	587	854	618
General and administrative expense	4,633	5,089	3,373	3,511	4,239	4,046
Interest expense, net	18,726	17,504	16,702	17,595	15,739	15,711
Costs associated with loan refinancing	15,247	—	—	—	117	—
Depreciation and amortization	13,007	11,700	10,518	10,871	10,183	10,552
Transaction costs	111	7,524	3,165	40	37	79
Provision for loan losses	—	700	5,197	65,757	—	—
Impairment charges	—	—	6,357	—	—	—
Equity in income from joint ventures	423	233	222	229	225	219
Gain on acquisition	—	8,468	—	—	—	—

Income (loss) from continuing operations	17,107	$31,544	$14,628	$(38,213)	$28,076	$27,185
Loss from discontinued operations	(1,425)	(2,453)	(1,262)	(37,149)	(2,080)	(3,090)
Loss on sale of real estate from discontinued operations	(934)	—	—	—	—	—

Net income (loss)	14,748	29,091	13,366	(75,362)	25,996	24,095
Net loss attributable to noncontrolling interests	840	984	899	16,071	1,708	1,234
Preferred dividend requirements	(7,552)	(7,552)	(7,550)	(7,552)	(7,552)	(7,552)

Net income (loss) available to common shareholders of Entertainment Properties Trust	8,036	$22,523	$6,715	$(66,843)	$20,152	$17,777

(1)	Represents income from owned assets under a direct financing lease and one note receivable.

Entertainment Propertiest Trust

Funds From Operations

(Unaudited, dollars in thousands except per share information)

	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
Funds From Operations (“FFO”) (1):
Net income (loss) available to common shareholders of Entertainment Properties Trust	$8,036	$22,523	$6,715	$(66,843)	$20,152	$17,777
Loss on sale of real estate	934	—	—	—	—	—
Real estate depreciation and amortization	13,527	12,273	11,143	11,728	11,642	12,434
Allocated share of joint venture depreciation	67	65	66	66	66	65
Noncontrolling interest	(872)	(1,033)	(956)	(16,118)	(1,746)	(1,323)

FFO available to common shareholders of Entertainment Properties Trust	$21,692	$33,828	$16,968	$(71,167)	$30,114	$28,953

FFO per common share attributable to Entertainment Properties Trust:
Basic	$0.48	$0.79	$0.43	$(2.01)	$0.86	$0.84
Diluted	0.48	0.78	0.43	(2.01)	0.86	0.84
Shares used for computation (in thousands):
Basic	44,869	42,850	39,641	35,445	34,970	34,363
Diluted	45,214	43,141	39,901	35,445	34,992	34,363

(1)	See pages 30 and 31 for definitions.

Entertainment Properties Trust

Adjusted Funds From Operations

(Unaudited, dollars in thousands except per share information)

	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
Adjusted Funds from Operations (“AFFO”) (1):
FFO available to common shareholders of Entertainment Properties Trust	$21,692	$33,828	$16,968	$(71,167)	$30,114	$28,953
Adjustments:
Non-cash impairment charges and provision for loan losses	—	700	11,554	101,558	—	—
Transaction costs	111	7,524	3,165	40	37	79
Non-real estate depreciation and amortization	97	130	190	196	191	196
Deferred financing fees amortization	1,390	1,236	1,111	1,103	693	756
Costs associated with loan refinancing	15,620	—	—	—	117	—
Share-based compensation expense to management and trustees	1,172	1,163	1,069	1,083	1,078	1,077
Maintenance capital expenditures (2)	(163)	(288)	(108)	(304)	(526)	(574)
Straight-lined rental revenue	(469)	(346)	(696)	(642)	(584)	(561)
Non-cash portion of mortgage and other financing income	(1,257)	(2,006)	(1,855)	(1,807)	(1,791)	(1,744)
Amortization of above market leases, net	39	21	—	—	—	—
Gain on acquisition	—	(8,468)	—	—	—	—

AFFO available to common shareholders of Entertainment Properties Trust	$38,232	$33,494	$31,398	$30,060	$29,329	$28,182

Weighted average shares outstanding-diluted FFO	45,214	43,141	39,901	35,445	34,992	34,363
Other common stock equivalents excluded due to loss	—	—	—	230	—	—

Weighted average shares outstanding-diluted AFFO	45,214	43,141	39,901	35,675	34,992	34,363

AFFO per diluted common share	$0.85	$0.78	$0.79	$0.84	$0.84	$0.82
Dividends declared per common share	$0.65	$0.65	$0.65	$0.65	$0.65	$0.65
AFFO payout ratio (3)	76%	83%	82%	77%	77%	79%

(1)	See pages 30 and 31 for definitions.
(2)	Includes maintenance capital expenditures and second generation tenant improvements and leasing commissions.
(3)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Capital Structure at June 30, 2010

(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)		Term Loans/Bond/Capital Lease		Credit	Senior		Weighted Avg
Year	Amortization	Maturities	Amortization	Maturities	Facility (2)	Notes	Total	Interest Rate
2010	$11,364	$—	$1,341	$—	$—	$—	$12,705	6.04%
2011	23,878	—	2,808	9,216	—	—	35,902	5.39%
2012	24,762	65,293	2,970	—	—	—	93,025	6.46%
2013	17,510	98,484	3,162	—	153,500	—	272,656	4.44%
2014	11,342	136,633	3,354	—	—	—	151,329	6.28%
2015	10,968	90,813	3,555	—	—	—	105,336	5.72%
2016	7,076	96,144	3,765	—	—	—	106,985	6.04%
2017	3,655	82,299	3,982	3,619	—	—	93,555	5.86%
2018	920	12,462	955	58,102	—	—	72,439	5.34%
2019	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	250,000	250,000	7.75%
Thereafter	—	14,635	—	—	—	—	14,635	1.72%

	$111,475	$596,763	$25,892	$70,937	$153,500	$250,000	$1,208,567	5.94%

	Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed Rate Secured Debt	$790,924	5.96%	4.9
Fixed Rate Unsecured Debt	250,000	7.75%	10.0
Variable Rate Secured Debt	14,143	0.79%	22.3
Variable Rate Unsecured Debt	153,500	3.35%	3.4

Total	$1,208,567	5.94%	6.0

Note: $84.1 million of variable rate debt outstanding at June 30, 2010 has been converted to a fixed rate by interest rate swap agreements and is reflected above as fixed rate secured debt.

(1)	Scheduled amortization and maturities represent only consolidated debt obligations.
(2)	Credit Facility Summary:

			Rate
Commitment	Balance	Maturity	at 6/30/2010
$320,000	$153,500	December 1, 2013	3.35%

Note: The facility includes an accordion feature in which the facility can be increased to up to $420 million subject to certain conditions, including lender consent.

Entertainment Propertiest Trust

Capital Structure at June 30, 2010

(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:

	June 30, 2010	December 31, 2009
Mortgage note payable, paid in full on June 21, 2010	$—	$56,250
Mortgage note payable, extinguished in Cappelli settlement on June 18, 2010	—	113,333
Secured revolving variable rate credit facility, paid in full on June 30, 2010	—	35,000
Term loan payable, paid in full on June 30, 2010	—	117,600
Capital lease obligation, due December 31, 2011	9,216	—
Mortgage notes payable, 6.57%-6.73%, due October 1, 2012	45,147	45,808
Mortgage note payable, 6.63%, due November 1, 2012	25,241	25,608
Mortgage notes payable, 4.26%-9.01%, due February 10, 2013	116,221	119,373
Unsecured revolving variable rate credit facility, LIBOR + 3.00%, due December 1, 2013	153,500	—
Mortgage note payable, 6.84%, due March 1, 2014	98,562	102,008
Mortgage note payable, 5.58%, due April 1, 2014	60,107	60,671
Mortgage note payable, 5.56%, due June 5, 2015	33,474	33,763
Mortgage notes payable, 5.77%, due November 6, 2015	71,904	72,779
Mortgage notes payable, 5.84%, due March 6, 2016	40,424	40,898
Mortgage notes payable, 6.37%, due June 30, 2016	28,825	29,132
Mortgage notes payable, 6.10%, due October 1, 2016	25,908	26,187
Mortgage notes payable, 6.02%, due October 6, 2016	19,533	19,746
Mortgage note payable, 6.06%, due March 1, 2017	10,878	10,991
Mortgage note payable, 6.07%, due April 6, 2017	11,194	11,310
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	51,883	52,438
Mortgage notes payable, 5.86%, due August 1, 2017	26,549	26,826
Term loans payable, $84,105 at June 30, 2010 fixed through interest rate swaps at 5.11%-5.78%, $3,508 at June 30, 2010 at variable rates of LIBOR + 1.75%-2.00%, due December 1, 2017-June 5, 2018	87,613	93,597
Mortgage note payable, 6.19%, due February 1, 2018	16,422	16,667
Mortgage note payable, 7.37%, due July 15, 2018	11,331	11,803
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	—
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Mortgage note payable, 5.50%	4,000	4,000
Mortgage note payable, 5.00%, extinguished in Cappelli settlement on June 18, 2010	—	5,000

Total	$1,208,567	$1,141,423

Entertainment Propertiest Trust

Capital Structure

Senior Notes

Senior Debt Ratings as of June 30, 2010

Moody’s	Baa3
Fitch	BBB-
Standard and Poor’s	BB+

Summary of Covenants

The Company’s outstanding bonds have a fixed interest rate at 7.75%. Interest on the senior notes is paid semiannually. The notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company’s debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for our $250.0 million senior unsecured notes, as defined and calculated per the terms of our notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show our ability to incur additional debt under the terms of our notes only and are not measures of our liquidity or performance. The actual amounts as of June 30, 2010 are:

Note Covenants	Required	Actual (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤60%	38%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤40%	26%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥1.5x	3.3x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥150% of unsecured debt	422%

(1)	See page 14 for detailed calculations

Entertainment Properties Trust

Capital Structure

Senior Notes

(Unaudited, dollars in thousands)

Covenant Calculations

June 30, 2010
Total Assets:
Total Assets	$2,910,654
Add: accumulated depreciation	273,286
Less: intangible assets	(35,534)

Total Assets	$3,148,406

June 30, 2010
Total Unencumbered Assets:
Unencumbered real estate assets, gross	$1,496,711
Cash and cash equivalents	20,144
Land held for development	184,457
Property under development	7,779

Total Unencumbered Assets	$1,709,091

June 30, 2010
Total Debt:
Secured debt obligations	$805,067
Unsecured debt obligations:
Unsecured debt	403,500
Outstanding letters of credit	1,781
Derivatives at fair market value, net	150

Total unsecured debt obligations:	405,431

Total Debt	$1,210,498

	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	Trailing Twelve Months
Consolidated income available for debt service:
Adjusted EBITDA	$63,775	$60,272	$56,345	$55,823	$236,215
Add (subtract): EBITDA of discontinued operations	1,047	(36)	1,295	1,461	$3,767
Less: straight-line rental revenue	(469)	(346)	(696)	(642)	(2,153)

Consolidated income available for debt service	$64,353	$59,890	$56,944	$56,642	$237,829

Annual Debt Service:
Interest expense, gross	$18,826	$17,612	$16,804	$17,681	$70,923
Interest expense from discontinued operations	1,482	$1,715	$1,740	$1,760	6,697
Less: deferred financing fees amortization	(1,390)	(1,236)	(1,111)	(1,103)	(4,840)

Annual Debt Service	$18,918	$18,091	$17,433	$18,338	$72,780

Debt Service Coverage	3.4	3.3	3.3	3.1	3.3

	2nd Quarter 2010	Adjustments (1)	2nd Quarter 2010 - As Adjusted
Consolidated income available for debt service:
Adjusted EBITDA	$63,775	$—	$63,775
Add: EBITDA of discontinued operations	1,047	—	1,047
Less: straight-line rental revenue	(469)	—	(469)

Consolidated income available for debt service	$64,353	$—	$64,353

Annual Debt Service:
Interest expense, gross	$18,826	615	$19,441
Interest expense from discontinued operations	1,482	—	1,482
Less: deferred financing fees amortization	(1,390)	174	(1,216)

Annual Debt Service	$18,918	$789	$19,707

Debt Service Coverage	3.4		3.3

(1)	Pursuant to the terms of the indenture, adjustments include a full quarter’s impact of the refinancing executed in conjunction with the issuance of the $250.0 million senior unsecured notes.

Entertainment Properties Trust

Capital Structure at June 30, 2010

(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at June 30, 2010	Liquidation Preference	Dividend Rate	Convertible
Common shares	46,495,927	$38.07	N/A	(1)	N/A
Series B	3,200,000	$22.45	$80,000	7.750%	N
Series C	5,400,000	$17.30	$135,000	5.750%	Y
Series D	4,600,000	$21.63	$115,000	7.375%	N
Series E	3,450,000	$25.70	$86,250	9.000%	Y

Calculation of Total Market Capitalization:

Common shares outstanding at June 30, 2010 multiplied by closing price at June 30, 2010	$1,770,100
Aggregate liquidation value of Series B preferred shares	80,000
Aggregate liquidation value of Series C preferred shares	135,000
Aggregate liquidation value of Series D preferred shares	115,000
Aggregate liquidation value of Series E preferred shares	86,250
Total long-term debt at June 30, 2010	1,208,567

Total consolidated market capitalization	$3,394,917

(1)	Quarterly dividend declared in the second quarter of 2010 was $0.65 per share.

Entertainment Properties Trust

Summary of Ratios

(Unaudited)

	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
Debt to total assets (book value)	42%	46%	43%	46%	46%	46%
Debt to total market capitalization	36%	38%	37%	42%	52%	55%
Debt to total assets (undepreciated)	38%	42%	39%	42%	43%	43%
Debt to Adjusted EBITDA (1)	4.74	5.52	5.06	5.30	5.68	5.63
Secured debt to secured assets (2)	61%	52%	47%	49%	51%	46%
Unencumbered real estate assets to total real estate assets (3)	53%	17%	17%	12%	12%	11%
Interest coverage ratio (4)	3.2	3.2	3.1	3.0	3.2	3.1
Fixed charge coverage ratio (4)	2.4	2.3	2.2	2.1	2.2	2.2
Debt service coverage ratio (4)	2.5	2.4	2.3	2.3	2.3	2.3
FFO payout ratio (5)	135%	83%	151%	-32%	76%	77%
AFFO payout ratio (6)	76%	83%	82%	77%	77%	79%

(1)	Adjusted EBITDA is for the quarter annualized. See pages 30 and 31 for definitions.
(2)	Prior to June 30, 2010, includes previous secured revolving line of credit borrowing base assets.
(3)	Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(4)	See page 17 for detailed calculation.
(5)	FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(6)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Entertainment Properties Trust

Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios

(Unaudited, dollars in thousands)

	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
Interest Coverage Ratio (1):
Net income (loss)	$14,748	$29,091	$13,366	$(75,362)	$25,996	$24,095
Impairment charges	—	—	6,357	35,801	—	—
Provision for loan losses	—	700	5,197	65,757	—	—
Transaction costs	111	7,524	3,165	40	37	79
Interest expense, gross	20,308	19,327	18,544	19,441	17,696	17,708
Depreciation and amortization	13,632	12,403	11,336	11,921	11,834	12,629
Share-based compensation expense to management and trustees	1,170	1,163	1,069	1,083	1,078	1,077
Costs associated with loan refinancing	15,620	—	—	—	117	—
Interest cost capitalized	(92)	(83)	(83)	(83)	(208)	(226)
Straight-line rental revenue	(469)	(346)	(696)	(642)	(584)	(561)
Loss on sale of real estate from discontinued operations	934	—	—	—	—	—
Gain on acquisition	—	(8,468)	—	—	—	—

Interest coverage amount	$65,962	$61,311	$58,255	$57,956	$55,966	$54,801
Interest expense, net	$20,207	$19,219	$18,441	$19,355	$17,482	$17,437
Interest income	9	25	20	3	6	45
Interest cost capitalized	92	83	83	83	208	226

Interest expense, gross	$20,308	$19,327	$18,544	$19,441	$17,696	$17,708
Interest coverage ratio	3.2	3.2	3.1	3.0	3.2	3.1

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$65,962	$61,311	$58,255	$57,956	$55,966	$54,801
Interest expense, gross	20,308	19,327	18,544	19,441	17,696	17,708
Preferred share dividends	7,552	7,552	7,550	7,552	7,552	7,552

Fixed charges	$27,860	$26,879	$26,094	$26,993	$25,248	$25,260
Fixed charge coverage ratio	2.4	2.3	2.2	2.1	2.2	2.2

Debt Service Coverage Ratio (1):
Interest coverage amount	$65,962	$61,311	$58,255	$57,956	$55,966	$54,801
Interest expense, gross	20,308	19,327	18,544	19,441	17,696	17,708
Recurring principal payments	6,534	6,753	6,595	6,295	6,160	6,124

Debt service	$26,842	$26,080	$25,139	$25,736	$23,856	$23,832
Debt service coverage ratio	2.5	2.4	2.3	2.3	2.3	2.3

(1)	See pages 30 and 31 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust

Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities

(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	2nd Quarter 2010	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
Net cash provided by operating activities	$41,151	$33,492	$35,951	$35,849	$41,696	$35,321
Equity in income from joint ventures	423	233	222	229	225	219
Distributions from joint ventures	(586)	(269)	(243)	(250)	(250)	(243)
Amortization of deferred financing costs	(1,390)	(1,236)	(1,111)	(1,103)	(693)	(756)
Amortization of above market leases, net	(39)	(21)	—	—	—	—
Increase (decrease) in mortgage notes accrued interest receivable	(2,154)	2,982	808	272	647	(403)
Increase (decrease) in restricted cash	(2,789)	(304)	1,463	818	(1,125)	(1,008)
Increase (decrease) in accounts receivable, net	1,142	2,246	1,394	989	(4,084)	118
Increase (decrease) in notes and accrued interest receivable	(69)	49	5	21	(272)	(284)
Increase in direct financing lease receivable	1,223	1,114	967	939	942	914
Increase (decrease) in other assets	(517)	3,536	(1,090)	(248)	2,286	2,523
Decrease (increase) in accounts payable and accrued liabilities	(1,576)	(6,660)	(1,073)	939	(701)	731
Decrease (increase) in unearned rents	1,623	(273)	32	745	353	669
Straight-line rental revenue	(469)	(346)	(696)	(642)	(584)	(561)
Interest expense, gross	20,308	19,327	18,544	19,441	17,697	17,708
Interest cost capitalized	(92)	(83)	(83)	(83)	(208)	(226)
Costs associated with loan refinancing (cash portion)	9,662	—	—	—	—	—
Transaction costs	111	7,524	3,165	40	37	79

Interest coverage amount (1)	$65,962	$61,311	$58,255	$57,956	$55,966	$54,801

(1)	See pages 30 and 31 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

Entertainment Properties Trust

Capital Spending and Disposition Summaries

(Unaudited, dollars in thousands)

2010 Capital Spending:

Description	Location	Capital Spending Three Months Ended June 30, 2010	Capital Spending Six Months Ended June 30, 2010
Acquisition of Toronto Dundas Square	Toronto, Ontario	$—	$111,593
Investment in direct financing lease related to public charter schools	various	—	44,232
Acquisition of 12 theatre portfolio	various	124,436	124,436
Additions to Toronto Dundas Square mortgage note receivable	Toronto, Ontario	—	591
Additions to mortgage note receivable for development of Schlitterbahn Vacation Village	Kansas City, KS	5,247	5,247
Development of additional gross leasable area	Ontario, Canada	950	1,280
Development of entertainment retail center	Suffolk, VA	956	1,100
Development of custom crush facility	Sonoma County, CA	—	163
Investment in unconsolidated joint ventures	various	15,181	15,181
Cash paid related to Cappelli settlement	various	4,586	4,586
Capitalized building improvements and tenant improvements	various	1,455	1,804
Other capital acquisitions	various	208	414

Total capital spending		$153,019	$310,627

2010 Dispositions:

Description	Location	Cash Received
Havens vineyard and winery	Yountville, CA	$6,301

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended June 30, 2010

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$44,046	$9,839	—	$3,818	$315	$—	$58,018	$—	$58,018
Tenant reimbursements	2,397	4,088	—	—	—	—	6,485	—	6,485
Other income	29	12	—	4	—	—	45	—	45
Mortgage and other financing income	53	19	6,567	42	3,398	2,902	12,981	32	13,013

Total revenue	46,525	13,958	6,567	3,864	3,713	2,902	77,529	32	77,561

Property operating expense	3,502	5,508	—	—	—	—	9,010	—	9,010
Other expense	—	—	—	122	—	—	122	21	143

Total investment expenses	3,502	5,508	—	122	—	—	9,132	21	9,153

General and administrative expense	—	—	—	—	—	—	—	4,633	4,633
Transaction costs	—	—	—	—	—	—	—	111	111

EBITDA	$43,023	$8,450	$6,567	$3,742	$3,713	$2,902	$68,397	$(4,733)	$63,664

	63%	12%	10%	6%	5%	4%	100%

	75%
Add: transaction costs								111	111

Adjusted EBITDA									$63,775
Reconciliation to Consolidated Statements of Income:
Transaction costs								(111)	(111)
Interest expense, net								(18,726)	(18,726)
Costs associated with loan refinancing								(15,247)	(15,247)
Depreciation and amortization								(13,007)	(13,007)
Equity in income from joint ventures								423	423
Loss from discontinued operations								(1,425)	(1,425)
Loss on sale of real estate								(934)	(934)

Net income									14,748
Noncontrolling interests								840	840
Preferred dividend requirements								(7,552)	(7,552)

Net income available to common shareholders									$8,036

Entertainment Properties Trust

Financial Information by Asset Type

For the Six Months Ended June 30, 2010

(Unaudited, dollars in thousands)

}

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$86,812	$17,647	$—	$7,956	$630	$—	$113,045	$—	$113,045
Tenant reimbursements	4,260	7,254	—	—	—	—	11,514	—	11,514
Other income	51	194	—	35	—	—	280	—	280
Mortgage and other financing income	92	94	12,775	42	6,756	5,752	25,511	94	25,605

Total revenue	91,215	25,189	12,775	8,033	7,386	5,752	150,350	94	150,444

Property operating expense	5,933	9,573	—	690	—	—	16,196	—	16,196
Other expense	—	216	—	236	—	—	452	28	480

Total investment expenses	5,933	9,789	—	926	—	—	16,648	28	16,676

General and administrative expense	—	—	—	—	—	—	—	9,722	9,722
Transaction costs	—	—	—	—	—	—	—	7,635	7,635
Provision for loan losses	—	—	—	—	—	—	—	700	700

EBITDA	$85,282	$15,400	$12,775	$7,107	$7,386	$5,752	$133,702	$(17,991)	$115,711

	64%	11%	10%	5%	6%	4%	100%

	75%
Add: transaction costs								7,635	7,635
Add: provision for loan losses								700	700

Adjusted EBITDA									$124,046
Reconciliation to Consolidated Statements of Income:
Transaction costs								(7,635)	(7,635)
Provision for loan losses								(700)	(700)
Interest expense, net								(36,229)	(36,229)
Costs associated with loan refinancing								(15,247)	(15,247)
Depreciation and amortization								(24,708)	(24,708)
Equity in income from joint ventures								656	656
Gain on acquisition								8,468	8,468
Loss from discontinued operations								(3,879)	(3,879)
Loss on sale of real estate								(934)	(934)

Net income									43,838
Noncontrolling interests								1,825	1,825
Preferred dividend requirements								(15,103)	(15,103)

Net income available to common shareholders									$30,560

Entertainment Properties Trust

Financial Information by Asset Type

For the Three Months Ended June 30, 2009

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$37,875	$6,185	$—	$3,837	$310	$—	$48,207	$—	$48,207
Tenant reimbursements	1,574	1,986	—	—	—	—	3,560	—	3,560
Other income	23	429	—	6	—	—	458	270	728
Mortgage and other financing income	866	50	5,031	404	3,298	1,497	11,146	78	11,224

Total revenue	40,338	8,650	5,031	4,247	3,608	1,497	63,371	348	63,719

Property operating expense	1,884	2,790	—	25	—	—	4,699	—	4,699
Other expense	—	476	—	378	—	—	854	—	854

Total investment expenses	1,884	3,266	—	403	—	—	5,553	—	5,553

General and administrative expense	—	—	—	—	—	—	—	4,239	4,239
Transaction costs	—	—	—	—	—	—	—	37	37

EBITDA	$38,454	$5,384	$5,031	$3,844	$3,608	$1,497	$57,818	$(3,928)	$53,890

	67%	9%	9%	7%	6%	2%	100%

	76%
Add: transaction costs								37	37

Adjusted EBITDA									$53,927
Reconciliation to Consolidated Statements of Income:
Transaction costs								(37)	(37)
Interest expense, net								(15,739)	(15,739)
Costs associated with loan refinancing								(117)	(117)
Depreciation and amortization								(10,183)	(10,183)
Equity in income from joint ventures								225	225
Loss from discontinued operations								(2,080)	(2,080)

Net income									25,996
Noncontrolling interests								1,708	1,708
Preferred dividend requirements								(7,552)	(7,552)

Net income available to common shareholders									$20,152

Entertainment Properties Trust

Financial Information by Asset Type

For the Six Months Ended June 30, 2009

(Unaudited, dollars in thousands)

	Theatres	Retail	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Subtotal	Unallocated	Consolidated
Rental revenue	$75,609	$12,291	$—	$7,631	$622	$—	$96,153	$—	$96,153
Tenant reimbursements	3,127	4,287	—	—	—	—	7,414	—	7,414
Other income	47	1,015	—	26	—	—	1,088	780	1,868
Mortgage and other financing income	1,589	96	10,034	428	6,578	2,860	21,585	157	21,742

Total revenue	80,372	17,689	10,034	8,085	7,200	2,860	126,240	937	127,177

Property operating expense	3,749	6,408		29	—	—	10,186	—	10,186
Other expense	—	1,036	—	436	—	—	1,472	—	1,472

Total investment expenses	3,749	7,444	—	465	—	—	11,658	—	11,658

General and administrative expense	—	—	—	—	—	—	—	8,285	8,285
Transaction costs	—	—	—	—	—	—	—	116	116

EBITDA	$76,623	$10,245	$10,034	$7,620	$7,200	$2,860	$114,582	$(7,464)	$107,118

	67%	9%	9%	7%	6%	2%	100%

	76%
Add: transaction costs								116	116

Adjusted EBITDA									$107,234
Reconciliation to Consolidated Statements of Income:
Transaction costs								(116)	(116)
Interest expense, net								(31,451)	(31,451)
Costs associated with loan refinancing								(117)	(117)
Depreciation and amortization								(20,734)	(20,734)
Equity in income from joint ventures								444	444
Loss from discontinued operations								(5,170)	(5,170)

Net income									50,090
Noncontrolling interests								2,943	2,943
Preferred dividend requirements								(15,103)	(15,103)

Net income available to common shareholders									$37,930

Entertainment Properties Trust

Investment Information by Asset Type

As of June 30, 2010 and December 31, 2009

(Unaudited, dollars in thousands)

	As of June 30, 2010
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,810,911	$—	$195,465	$11,666	$—	$2,018,042
Add back accumulated depreciation on rental properties	258,741	—	13,204	1,341	—	273,286
Land held for development	4,457	—	—	—	180,000	184,457
Property under development	7,779	—	—	—	—	7,779
Mortgage notes and related accrued interest receivable, net	—	—	—	136,410	168,545	304,955
Investment in a direct financing lease, net	—	216,419	—	—	—	216,419
Investment in joint ventures	19,423	—	—	—	—	19,423
Intangible assets, net of accumulated amortization	35,534	—	—	—	—	35,534
Add back accumulated amortization on intangible assets	8,556	—	—	—	—	8,556
Notes receivable and related accrued interest receivable, net	164	3,751	1,244	—	—	5,159

Total investments (1)	$2,145,565	$220,170	$209,913	$149,417	$348,545	$3,073,610

% of total investments	70%	7%	7%	5%	11%	100%

	As of December 31, 2009
	Retail/ Theatres	Public Charter Schools	Vineyards and Wineries	Metropolitan Ski Areas	Waterpark/ Concord Development	Consolidated
Rental properties, net of accumulated depreciation	$1,636,580	$—	$206,229	$11,820	$—	$1,854,629
Add back accumulated depreciation on rental properties	246,806	—	10,645	1,187	—	258,638
Land held for development	4,457	—	—	—	—	4,457
Property under development	8,272	—	—	—	—	8,272
Mortgage notes and related accrued interest receivable, net	90,882	—	—	135,581	296,417	522,880
Investment in a direct financing lease, net	—	169,850	—	—	—	169,850
Investment in joint ventures	4,080	—	—	—	—	4,080
Intangible assets, net of accumulated amortization	6,727	—	—	—	—	6,727
Add back accumulated amortization on intangible assets	6,887	—	—	—	—	6,887
Notes receivable and related accrued interest receivable, net	2,854	3,750	1,294	—	—	7,898

Total investments (1)	$2,007,545	$173,600	$218,168	$148,588	$296,417	$2,844,318

% of total investments	71%	6%	8%	5%	10%	100%

(1)	See pages 30 and 31 for definitions.

Entertainment Properties Trust

Lease Expirations Excluding Non-Theatre Retail

As of June 30, 2010

(Unaudited, dollars in thousands)

	Megaplex Theatres			Public Charter Schools			Vineyards and Wineries
Year	Total Number of Leases Expiring	Revenue for the Trailing Twelve Months Ended June 30, 2010 (1)	% of Total Rental Revenue	Total Number of Leases Expiring	Financing Income for the Trailing Twelve Months Ended June 30, 2010	% of Total Mortgage and other financing income	Total Number of Leases Expiring	Rental Revenue for the Twelve Months Ended June 30, 2010	% of Total Rental Revenue
2010	4	$11,504	5%	—	$—	—	—	$—	—
2011	4	9,597	4%	—	—	—	—	—	—
2012	3	7,243	3%	—	—	—	—	—	—
2013	4	14,259	6%	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—
2016	2	3,979	2%	—	—	—	—	—	—
2017	3	4,687	2%	—	—	—	2	4,832	2%
2018	17	14,592	6%	—	—	—	5	10,185	4%
2019	7	21,551	9%	—	—	—	1	1,013	1%
2020	7	8,488	4%	—	—	—	—	—	—
2021	3	7,153	3%	—	—	—	—	—	—
2022	9	16,129	7%	—	—	—	—	—	—
2023	2	2,361	1%	—	—	—	—	—	—
2024	8	14,316	6%	—	—	—	—	—	—
2025	7	13,920	6%	—	—	—	—	—	—
2026	5	7,122	3%	—	—	—	—	—	—
2027	3	3,939	2%	—	—	—	—	—	—
2028	2	3,487	2%	—	—	—	—	—	—
2029	15	7,594	3%	—	—	—	—	—	—
Thereafter	—	—	—	27	22,750	47%	—	—	—

	105	$171,921	74%	27	$22,750	47%	8	$16,030	7%

Note: This schedule relates to consolidated assets only and excludes non-theatre retail. One owned ski property is excluded from this schedule and the remaining ski property investments are held in mortgage notes receivable which are included on page 27.

(1)	Consists of rental revenue and tenant reimbursements.

Entertainment Properties Trust

Top Ten Customers by Revenue

(Unaudited, dollars in thousands)

Customers		Asset Type	Total Revenue For The Three Months Ended June 30, 2010	Percentage of Total Revenue	Total Revenue For The Six Months Ended June 30, 2010	Percentage of Total Revenue
1.	American Multi-Cinema, Inc.	Retail/Theatres	$28,698	37%	$56,290	37%
2.	Rave Cinemas/Rave Review Cinemas	Retail/Theatres	7,199	9%	14,535	10%
3.	Imagine Schools, Inc.	Public Charter Schools	6,480	8%	12,603	8%
4.	Peak Resorts, Inc.	Metropolitan Ski Areas	3,713	5%	7,386	5%
5.	Regal Cinemas, Inc.	Retail/Theatres	3,529	5%	7,057	5%
6.	SVVI, LLC	Waterparks	2,902	4%	5,752	4%
7.	Southern Theatres, LLC	Retail/Theatres	2,858	4%	5,599	4%
8.	Ascentia Wine Estates, LLC	Vineyards and Wineries	2,735	3%	5,470	4%
9.	Cinemark USA, Inc.	Retail/Theatres	1,309	2%	2,327	1%
10.	Muvico Entertainment, LLC	Retail/Theatres	923	1%	1,878	1%

	Total		$60,346	78%	$118,897	79%

Entertainment Properties Trust

Mortgage Notes Receivable

(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	June 30, 2010	December 31, 2009
Mortgage note and related accrued interest receivable, 15.00%, extinguished on March 4, 2010	$—	$126,658
Mortgage note and related accrued interest receivable, 11.00%, extinguished in Cappelli settlement on June 18, 2010	—	133,119
Mortgage note and related accrued interest receivable, 10.00%, due April 1, 2012	33,677	32,848
Mortgage notes and related accrued interest receivable, 7.00%, due May 1, 2019	168,545	163,298
Mortgage note, 9.53%, due March 10, 2027	8,000	8,000
Mortgage notes, 10.15%, due April 3, 2027	62,500	62,500
Mortgage note, 9.40%, due October 30, 2027	32,233	32,233

Total mortgage notes and related accrued interest receivable	$304,955	$558,656
Less: loan loss reserves	—	(35,776)

Total mortgage notes and related accrued interest receivable, net	$304,955	$522,880

Payments Due on Mortgage Notes Receivable

As of June 30, 2010
Year:
2010	$—
2011	—
2012	33,677
2013	—
2014	—
Thereafter	271,278

Total	$304,955

Entertainment Properties Trust

Notes Receivable

(Unaudited, dollars in thousands)

Summary of Notes Receivable

	June 30, 2010	December 31, 2009
Note and related accrued interest receivable, 10.00%, extinguished in Cappelli settlement on June 18, 2010	$—	$10,000
Note and related accrued interest receivable, 10.00%, extinguished in Cappelli settlement on June 18, 2010	—	10,000
Note and related accrued interest receivable, 15.00%, due on demand (1)	3,000	3,000
Revolving credit facility and related accrued interest receivable, 6.00%, due January 1, 2011 (1)	1,367	1,416
Note and related accrued interest receivable, 9.23%, due August 31, 2012	3,751	3,751
Note and related accrued interest receivable, 12.00%, due April 1, 2013 (1)	5,074	5,074
Note and related accrued interest receivable, 10.00%, extinguished in Cappelli settlement on June 18, 2010	—	10,000
Other	163	854

Total notes and related accrued interest receivable	$13,355	$44,095
Less: Loan loss reserves	(8,196)	(36,197)

Total notes and related accrued interest receivable, net	$5,159	$7,898

(1)	Note receivable is impaired as of June 30, 2010. In accordance with the Company’s accounting policy, interest income is being recognized on a cash basis.

Payments Due on Notes Receivable

As of June 30, 2010
Year:
Past due	$3,000
2010	—
2011	1,367
2012	3,751
2013	5,074
2014	—
Thereafter	163

Total	$13,355

Entertainment Properties Trust

Summary of Unconsolidated Joint Ventures

As of and for the Six Months Ended June 30, 2010

(Unaudited, dollars in thousands)

Atlantic EPR-I

EPR investment interest: 24.8%

Income recognized for the six months ended June 30, 2010: $627

Distributions received for the six months ended June 30, 2010: $644

Unaudited condensed financial information for Atlantic-EPR I is as follows as of and for the six months ended June 30, 2010 and 2009:

	2010	2009
Rental properties, net	$26,990	$27,635
Cash	—	141
Long-term debt (paid in full, May 2010)	—	15,211
Partners’ equity	27,141	12,470
Rental revenue	2,238	2,216
Net income	1,088	1,210

Atlantic EPR-II

EPR investment interest: 23.6%

Income recognized for the six months ended June 30, 2010: $177

Distributions received for the six months ended June 30, 2010: $198

Unaudited condensed financial information for Atlantic-EPR II is as follows as of and for the six months ended June 30, 2010 and 2009:

	2010	2009
Rental properties, net	$21,267	$21,728
Cash	144	99
Long-term debt (due September 2013)	12,776	13,117
Note payable to Entertainment Properties Trust	117	117
Partners’ equity	8,260	8,386
Rental revenue	1,444	1,433
Net income	700	670

Ningbo PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0% and 49%, respectively

EPR investment: $1,656

Loss recognized for the six months ended June 30, 2010: $148

Distributions received for the six months ended June 30, 2010: $0

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management utilizes EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income plus interest expense (net), depreciation and amortization, gain or loss on sale of or acquisition of real estate, noncontrolling interests, equity in income from joint ventures and discontinued operations. Adjusted EBITDA is presented to add back the effect of non-cash impairment charges, costs associated with loan refinancing, the provision for loan losses and transaction costs. The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”)

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO, as defined under the NAREIT definition and presented by us, is net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales of depreciable operating properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. FFO is a non-GAAP financial measure. FFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO non-cash impairment charges, provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs associated with loan refinancing, share-based compensation expense to management and trustees and amortization of above market leases, net; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on acquisition. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Entertainment Properties Trust

Definitions-Non-GAAP Financial Measures

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustee and costs associated with loan refinancing; subtracting interest cost capitalized, straight-line revenue, and gain on acquisition. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in joint ventures, intangible assets (before accumulated amortization) and notes receivable. Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company’s funds have been invested.